_____________________________________________________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934 (the "Act")

May 5, 2004

(Date of earliest event reported)

GEOGLOBAL RESOURCES INC.

(Exact name of Registrant as specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-25136 (Commission File Number)	33-0464753 (I.R.S. Employer Identification No.)

200, 630 – 4th Avenue S.W.

Calgary, Alberta, Canada T2P 0J9

(Address of principal executive offices)

Telephone Number (403) 777-9250

(Registrant's telephone number, including area code)

(Former name or address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

c)

Exhibits:

99.1.

Press release dated May 5, 2004.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  May 5, 2004

GEOGLOBAL RESOURCES INC.

(Registrant)

/s/ Patti Price

Patti Price

Corporate Secretary

EXHIBIT

Press release dated May 5, 2004

May 5, 2004

Calgary, Alberta, Canada

GeoGlobal Resources Inc. (OTCBB - “GEOG”) is pleased to announce that its common shares have been approved for listing on the American Stock Exchange® (Amex®) and will trade under the symbol "GGR" effective May 6, 2004.  This approval is contingent upon the Company being in compliance with all applicable listing standards on the date it begins trading on the Amex.  The Specialist for the Company will be Brendan E. Cryan and Company, LLC.

Forward Looking Statements

Some statements in this press release contain forward looking information. These statements address future events and conditions and, as such, involve inherent risks and uncertainties. Actual results could be significantly different from those projected.

For further information contact:

Allan J. Kent, Executive VP and CFO

Brent Peters, Director

phone: 403-777-9250

phone: 416-628-5901

fax: 403-777-9199

email: info@geoglobal.com

website: www.geoglobal.com